Exhibit 99.2

First Quarter 2024 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 1 of 18

Consolidated Financial Highlights

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Net revenues	$1,163,038	$1,106,793	5.1%	$1,146,379	1.5%
Net income	$163,575	$157,539	3.8%	$162,484	0.7%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$154,255	$148,219	4.1%	$153,164	0.7%
Earnings per diluted common share	$1.49	$1.36	9.6%	$1.46	2.1%
Earnings per diluted common share available to common shareholders	$1.40	$1.28	9.4%	$1.38	1.4%
Non-GAAP financial summary (1):
Net revenues	$1,163,038	$1,106,790	5.1%	$1,146,419	1.4%
Net income	$172,666	$170,588	1.2%	$175,907	(1.8%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$163,346	161,268	1.3%	166,587	(1.9%)
Earnings per diluted common share	$1.57	$1.48	6.1%	$1.58	(0.6%)
Earnings per diluted common share available to common shareholders	$1.49	$1.40	6.4%	$1.50	(0.7%)

Weighted average number of common shares outstanding:
Basic	104,275	108,754	(4.1%)	103,934	0.3%
Diluted	109,985	115,390	(4.7%)	111,330	(1.2%)
Period end common shares outstanding	102,649	106,172	(3.3%)	101,062	1.6%
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.36	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 2 of 18

GAAP Consolidated Results of Operations

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Revenues:
Commissions	$185,476	$169,550	9.4%	$173,614	6.8%
Principal transactions	139,014	115,522	20.3%	154,377	(10.0%)

Transactional revenues	324,490	285,072	13.8%	327,991	(1.1%)
Capital raising	94,697	60,816	55.7%	76,286	24.1%
Advisory	119,252	151,063	(21.1%)	129,378	(7.8%)

Investment banking	213,949	211,879	1.0%	205,664	4.0%
Asset management	367,476	315,569	16.4%	330,536	11.2%
Other income	4,950	(2,293)	315.9%	9,687	(48.9%)

Operating revenues	910,865	810,227	12.4%	873,878	4.2%
Interest revenue	506,828	451,564	12.2%	516,213	(1.8%)

Total revenues	1,417,693	1,261,791	12.4%	1,390,091	2.0%
Interest expense	254,655	154,998	64.3%	243,712	4.5%

Net revenues	1,163,038	1,106,793	5.1%	1,146,379	1.5%

Non-interest expenses:
Compensation and benefits	679,695	651,190	4.4%	674,437	0.8%
Occupancy and equipment rental	88,712	82,140	8.0%	88,182	0.6%
Communication and office supplies	47,367	46,136	2.7%	47,332	0.1%
Commissions and floor brokerage	15,767	14,440	9.2%	15,379	2.5%
Provision for credit losses	5,268	4,920	7.1%	2,263	132.8%
Investment banking expenses	7,729	5,913	30.7%	6,601	17.1%
Other operating expenses	99,809	92,171	8.3%	106,190	(6.0%)

Total non-interest expenses	944,347	896,910	5.3%	940,384	0.4%
Income before income taxes	218,691	209,883	4.2%	205,995	6.2%
Provision for income taxes	55,116	52,344	5.3%	43,511	26.7%

Net income	163,575	157,539	3.8%	162,484	0.7%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$154,255	$148,219	4.1%	$153,164	0.7%

Earnings per common share:
Basic	$1.48	$1.36	8.8%	$1.47	0.7%
Diluted	$1.40	$1.28	9.4%	$1.38	1.4%
Weighted average number of common shares outstanding:
Basic	104,275	108,754	(4.1%)	103,934	0.3%
Diluted	109,985	115,390	(4.7%)	111,330	(1.2%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.36	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 3 of 18

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Revenues:
Commissions	$185,476	$169,550	9.4%	$173,614	6.8%
Principal transactions	139,014	115,522	20.3%	154,377	(10.0%)

Transactional revenues	324,490	285,072	13.8%	327,991	(1.1%)
Capital raising	94,697	60,816	55.7%	76,286	24.1%
Advisory	119,252	151,063	(21.1%)	129,378	(7.8%)

Investment banking	213,949	211,879	1.0%	205,664	4.0%
Asset management	367,476	315,569	16.4%	330,536	11.2%
Other income	4,950	(2,293)	315.9%	9,726	(49.1%)

Operating revenues	910,865	810,227	12.4%	873,917	4.2%
Interest revenue	506,828	451,564	12.2%	516,213	(1.8%)

Total revenues	1,417,693	1,261,791	12.4%	1,390,130	2.0%
Interest expense	254,655	155,001	64.3%	243,711	4.5%

Net revenues	1,163,038	1,106,790	5.1%	1,146,419	1.4%

Non-interest expenses:
Compensation and benefits	674,162	641,937	5.0%	665,234	1.3%
Occupancy and equipment rental	88,665	82,039	8.1%	88,127	0.6%
Communication and office supplies	47,364	46,134	2.7%	47,328	0.1%
Commissions and floor brokerage	15,767	14,440	9.2%	15,379	2.5%
Provision for credit losses	5,268	4,920	7.1%	2,263	132.8%
Investment banking expenses	7,729	5,913	30.7%	6,601	17.1%
Other operating expenses	93,238	84,138	10.8%	98,571	(5.4%)

Total non-interest expenses	932,193	879,521	6.0%	923,503	0.9%
Income before income taxes	230,845	227,269	1.6%	222,916	3.6%
Provision for income taxes	58,179	56,681	2.6%	47,009	23.8%

Net income	172,666	170,588	1.2%	175,907	(1.8%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$163,346	$161,268	1.3%	$166,587	(1.9%)

Earnings per common share:
Basic	$1.57	$1.48	6.1%	$1.60	(1.9%)
Diluted	$1.49	$1.40	6.4%	$1.50	(0.7%)
Weighted average number of common shares outstanding:
Basic	104,275	108,754	(4.1%)	103,934	0.3%
Diluted	109,985	115,390	(4.7%)	111,330	(1.2%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.36	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 4 of 18

Consolidated Financial Summary

	Three Months Ended
(Unaudited, 000s)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Net revenues:
Global Wealth Management	$790,500	$757,186	4.4%	$766,028	3.2%
Institutional Group	351,376	332,613	5.6%	359,292	(2.2%)
Other	21,162	16,994	24.5%	21,059	0.5%

Total net revenues	$1,163,038	$1,106,793	5.1%	$1,146,379	1.5%
Operating expenses:
Global Wealth Management	$499,752	$441,077	13.3%	$464,668	7.6%
Institutional Group	314,267	298,893	5.1%	351,521	(10.6%)
Other	130,328	156,940	(17.0%)	124,195	4.9%

Total operating expenses	$944,347	$896,910	5.3%	$940,384	0.4%
Operating contribution:
Global Wealth Management	$290,748	$316,109	(8.0%)	$301,360	(3.5%)
Institutional Group	37,109	33,720	10.1%	7,771	377.5%
Other	(109,166)	(139,946)	(22.0%)	(103,136)	5.8%

Income before income taxes	$218,691	$209,883	4.2%	$205,995	6.2%
Financial ratios:
Compensation and benefits	58.4%	58.8%	(40)	58.8%	(40)
Non-compensation operating expenses	22.8%	22.2%	60	23.2%	(40)
Income before income taxes	18.8%	19.0%	(20)	18.0%	80
Effective tax rate	25.2%	24.9%	30	21.1%	410

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 5 of 18

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Financial Information:
Total assets	$38,258,280	$38,597,653	(0.9%)	$37,727,460	1.4%
Total shareholders’ equity	$5,273,941	$5,327,392	(1.0%)	$5,294,431	(0.4%)
Total common equity	$4,588,941	$4,642,392	(1.2%)	$4,609,431	(0.4%)
Goodwill and intangible assets	$(1,515,588)	$(1,512,400)	0.2%	$(1,521,522)	(0.4%)
DTL on goodwill and intangible assets	$74,841	$63,455	17.9%	$72,927	2.6%

Tangible common equity	$3,148,194	$3,193,447	(1.4%)	$3,160,836	(0.4%)
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$44.71	$43.73	2.2%	$45.61	(2.0%)
Tangible book value per common share (2)	$30.67	$30.08	2.0%	$31.28	(2.0%)
Return on common equity (3)	13.5%	12.7%		13.4%
Non-GAAP return on common equity (1)(3)	14.3%	13.9%		14.6%
Return on tangible common equity (4)	19.7%	18.3%		19.6%
Non-GAAP return on tangible common equity (1)(4)	20.9%	19.9%		21.3%
Pre-tax margin on net revenues	18.8%	19.0%		18.0%
Non-GAAP pre-tax margin on net revenues (1)	19.8%	20.5%		19.4%
Effective tax rate	25.2%	24.9%		21.1%
Non-GAAP effective tax rate (1)	25.2%	24.9%		21.1%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 6 of 18

Regulatory Capital

	As of and for the Three Months Ended
(Unaudited, 000s)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,225,964	$3,280,309	(1.7%)	$3,230,965	(0.2%)
Tier 1 capital	$3,910,964	$3,965,309	(1.4%)	$3,915,965	(0.1%)
Risk-weighted assets	$22,588,330	$23,533,555	(4.0%)	$22,748,215	(0.7%)
Common equity tier 1 capital ratio	14.3%	13.9%		14.2%
Tier 1 risk based capital ratio	17.3%	16.8%		17.2%
Tier 1 leverage capital ratio	10.6%	10.9%		10.5%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,242,565	$1,590,068	(21.9%)	$1,344,589	(7.6%)
Tier 1 capital	$1,242,565	$1,590,068	(21.9%)	$1,344,589	(7.6%)
Risk-weighted assets	$11,502,316	$14,462,065	(20.5%)	$11,365,270	1.2%
Common equity tier 1 capital ratio	10.8%	11.0%		11.8%
Tier 1 risk based capital ratio	10.8%	11.0%		11.8%
Tier 1 leverage capital ratio	7.1%	7.5%		7.3%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$838,002	$596,152	40.6%	$788,811	6.2%
Tier 1 capital	$838,002	$596,152	40.6%	$788,811	6.2%
Risk-weighted assets	$5,663,726	$4,548,287	24.5%	$6,622,892	(14.5%)
Common equity tier 1 capital ratio	14.8%	13.1%		11.9%
Tier 1 risk based capital ratio	14.8%	13.1%		11.9%
Tier 1 leverage capital ratio	7.2%	7.5%		7.2%
Stifel Net Capital (5):
Net capital	$446,400	$514,500	(13.2%)	$457,900	(2.5%)
Excess net capital	$421,100	$491,500	(14.3%)	$435,900	(3.4%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 7 of 18

Global Wealth Management - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Revenues:
Commissions	$121,217	$110,191	10.0%	$112,622	7.6%
Principal transactions	60,536	51,064	18.5%	56,849	6.5%

Transactional revenues	181,753	161,255	12.7%	169,471	7.2%
Asset management	367,450	315,537	16.5%	330,498	11.2%
Net interest	236,269	281,932	(16.2%)	257,920	(8.4%)
Investment banking (6)	4,280	4,158	2.9%	4,562	(6.2%)
Other income	748	(5,696)	113.1%	3,577	(79.1%)

Net revenues	790,500	757,186	4.4%	766,028	3.2%
Non-interest expenses:
Compensation and benefits	389,536	342,423	13.8%	359,376	8.4%
Non-compensation operating expenses	110,216	98,654	11.7%	105,292	4.7%

Total non-interest expenses	499,752	441,077	13.3%	464,668	7.6%

Income before income taxes	$290,748	$316,109	(8.0%)	$301,360	(3.5%)

As a percentage of net revenues:
Compensation and benefits	49.3%	45.2%	410	46.9%	240
Non-compensation operating expenses	13.9%	13.1%	80	13.8%	10
Income before income taxes	36.8%	41.7%	(490)	39.3%	(250)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 8 of 18

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Financial advisors (including independent contractors) (7)	2,356	2,350	0.3%	2,386	(1.3%)
Total client assets	$467,697,000	$405,988,000	15.2%	$444,318,000	5.3%
Fee-based client assets	$177,108,000	$149,541,000	18.4%	$165,301,000	7.1%
Transactional assets	$290,589,000	$256,447,000	13.3%	$279,017,000	4.1%
Secured client lending (8)	$3,353,000	$3,393,000	(1.2%)	$3,064,000	9.4%
Asset Management Revenue (000s):
Private Client Group (9)	$299,027	$259,491	15.2%	$275,405	8.6%
Asset Management	36,205	32,241	12.3%	33,938	6.7%
Third-party Bank Sweep Program	18,314	11,261	62.6%	8,821	107.6%
Other (10)	13,930	12,576	10.8%	12,372	12.6%

Total asset management revenues	$367,476	$315,569	16.4%	$330,536	11.2%
Fee-based Assets (millions):
Private Client Group (9)	$155,144	$131,483	18.0%	$145,513	6.6%
Asset Management	39,214	33,409	17.4%	36,085	8.7%
Elimination (11)	(17,250)	(15,351)	12.4%	(16,297)	5.8%

Total fee-based assets	$177,108	$149,541	18.4%	$165,301	7.1%
Third-party Bank Sweep Program	$1,172	$915	28.1%	$2,044	(42.7%)
ROA (bps) (12):
Private Client Group (9)	82.2	82.3		83.0
Asset Management	36.9	38.6		37.6
Third-party Bank Sweep Program	478.5	303.9		451.2
Stifel Bancorp Deposits (millions):
Smart Rate Deposits	$15,561	$10,778	44.4%	$14,465	7.6%
Sweep Deposits	9,771	14,057	(30.5%)	9,642	1.3%
Direct Wealth Management Deposits at Stifel Bancorp	176	189	(6.9%)	402	(56.2%)

Total Stifel Bancorp Wealth Management Deposits	25,508	25,024	1.9%	24,509	4.1%
Other Bank Deposits (13)	2,046	3,301	(38.0%)	2,826	(27.6%)

Total Stifel Bancorp Deposits	$27,554	$28,325	(2.7%)	$27,335	0.8%

Short-term Treasuries (millions) (14)	$7,698	$6,617	16.3%	$7,855	(2.0%)
Wealth Management Cash (millions):
Stifel Bancorp Wealth Management Deposits	$25,508	$25,024	1.9%	$24,509	4.1%
Third-party Bank Sweep Program	1,172	915	28.1%	2,044	(42.7%)
Other Sweep and Third-party Bank Cash	620	252	146.0%	324	91.4%
Money Market Mutual Funds	9,879	7,434	32.9%	9,374	5.4%

Total Wealth Management Cash	$37,179	$33,625	10.6%	$36,251	2.6%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 9 of 18

Institutional Group - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Revenues:
Commissions	$64,259	$59,359	8.3%	$60,992	5.4%
Principal transactions	78,478	64,458	21.8%	97,528	(19.5%)

Transactional revenues	142,737	123,817	15.3%	158,520	(10.0%)
Capital raising	90,417	56,658	59.6%	71,724	26.1%
Advisory	119,252	151,063	(21.1%)	129,378	(7.8%)

Investment banking	209,669	207,721	0.9%	201,102	4.3%
Other income (15)	(1,030)	1,075	(195.8%)	(330)	(212.1%)

Net revenues	351,376	332,613	5.6%	359,292	(2.2%)
Non-interest expenses:
Compensation and benefits	215,749	205,905	4.8%	248,970	(13.3%)
Non-compensation operating expenses	98,518	92,988	5.9%	102,551	(3.9%)

Total non-interest expenses	314,267	298,893	5.1%	351,521	(10.6%)

Income before income taxes	$37,109	$33,720	10.1%	$7,771	377.5%

As a percentage of net revenues:
Compensation and benefits	61.4%	61.9%	(50)	69.3%	(790)
Non-compensation operating expenses	28.0%	28.0%	—	28.5%	(50)
Income before income taxes	10.6%	10.1%	50	2.2%	840

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 10 of 18

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	3/31/2024	3/31/2023	% Change	12/31/2023	% Change
Stifel Bancorp Financial Information:
Total assets	$29,800,815	$30,701,371	(2.9%)	$29,722,320	0.3%
Total shareholder’s equity	$2,062,271	$2,199,821	(6.3%)	$2,154,839	(4.3%)
Total loans, net (includes loans held for sale)	$19,484,389	$20,935,133	(6.9%)	$19,729,804	(1.2%)
Residential real estate	8,096,975	7,494,788	8.0%	8,047,647	0.6%
Fund banking	3,129,642	4,623,423	(32.3%)	3,633,126	(13.9%)
Commercial and industrial	3,541,770	4,755,664	(25.5%)	3,566,987	(0.7%)
Securities-based loans	2,302,250	2,558,343	(10.0%)	2,306,455	(0.2%)
Construction and land	1,167,300	644,800	81.0%	1,034,370	12.9%
Commercial real estate	655,355	663,325	(1.2%)	660,631	(0.8%)
Other	198,568	159,101	24.8%	192,251	3.3%
Loans held for sale	534,593	225,365	137.2%	423,999	26.1%
Investment securities	$7,292,490	$7,607,385	(4.1%)	$7,439,109	(2.0%)
Available-for-sale securities, at fair value	1,499,982	1,624,458	(7.7%)	1,551,686	(3.3%)
Held-to-maturity securities, at amortized cost	5,792,508	5,982,927	(3.2%)	5,887,423	(1.6%)
Unrealized losses on available-for-sale securities	(187,163)	(196,621)	(4.8%)	(175,943)	6.4%
Total deposits	$27,554,411	$28,325,327	(2.7%)	$27,334,579	0.8%
Demand deposits (interest-bearing)	27,357,692	27,862,336	(1.8%)	27,111,072	0.9%
Demand deposits (non-interest-bearing)	196,717	456,091	(56.9%)	223,505	(12.0%)
Certificates of deposit	2	6,900	nm	2	0.0%

Credit Metrics:
Allowance for credit losses	$163,936	$152,906	7.2%	$161,605	1.4%
Allowance as a percentage of retained loans	0.86%	0.73%		0.83%
Net charge-offs as a percentage of average loans	0.01%	0.00%		0.04%
Total nonperforming assets	$59,429	$10,749	452.9%	$45,456	30.7%
Nonperforming assets as a percentage of total assets	0.20%	0.04%		0.15%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 11 of 18

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	3/31/2024	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,097	32%	Industrials	$873	25%
Securities-based loans	2,302	9%	Financials	860	24%
Home equity lines of credit and other	199	1%	Information technology	541	15%

Total consumer	10,598	42%	Consumer discretionary	389	11%

Fund banking	3,130	12%	REITs	227	6%
Commercial and industrial	3,542	14%	Materials	167	5%
Construction and land	1,167	5%	Healthcare	164	5%
Commercial real estate	655	3%	Hotel, leisure, restaurants	132	4%

Total commercial	8,494	34%	Communication services	80	2%

Total loan portfolio	19,092	76%	Consumer staples	72	2%

Unfunded commitments	5,961	24%

Total	$25,053	100%

			CLO by Major Sector
			Healthcare & pharmaceuticals	$568	10%
Investment Portfolio			High tech industries	554	10%
CLO	$5,758	77%	Banking, finance, insurance, & real estate	511	9%
Agency MBS	840	11%	Services: business	511	9%
Corporate bonds	601	8%	Construction & building	249	4%
SBA	116	2%	Chemicals, plastics, & rubber	242	4%
Student loan ARS	92	1%	Hotel, gaming, & leisure	239	4%
CMBS	70	1%	Media: broadcasting & subscription	236	4%
Other	3	0%	Services: consumer	235	4%

Total Portfolio	$7,480	100%	Telecommunications	227	4%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 12 of 18

Loans and Lending Commitments - Allowance for Credit Losses

	March 31, 2024
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q1 Provision (16)
Residential real estate	$8,096,975	$12,507	0.15%	$(1,348)
Fund banking	3,129,642	8,763	0.28%	(1,410)
Commercial and industrial	3,541,770	65,887	1.86%	1,447
Securities-based loans	2,302,250	3,068	0.13%	33
Construction and land	1,167,300	18,589	1.59%	6,772
Commercial real estate	655,355	20,689	3.16%	(697)
Other	198,568	710	0.36%	(239)

Loans held for investment, gross	19,091,860	130,213	0.68%	4,558
Loans held for sale	534,593

Total loans, gross	19,626,453
Lending-related commitments (unfunded)	5,961,182	33,723	0.57%	410

Loans and lending-related commitments	$25,587,635	$163,936		$4,968

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 13 of 18

Consolidated Net Interest Income

	Three Months Ended
	March 31, 2024			March 31, 2023			December 31, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$4,060.3	$54.3	5.35%	$1,989.5	$22.7	4.57%	$2,956.9	$40.1	5.42%
Financial instruments owned	911.7	4.9	2.13%	877.7	3.7	1.70%	962.2	4.0	1.65%
Margin balances	699.8	14.2	8.12%	831.2	14.9	7.16%	750.0	15.3	8.14%
Investments:
Asset-backed securities	6,011.1	109.1	7.26%	6,202.4	98.8	6.37%	6,079.2	112.4	7.39%
Mortgage-backed securities	916.5	5.2	2.29%	986.6	5.4	2.18%	935.5	5.3	2.27%
Corporate fixed income securities	606.5	4.2	2.76%	637.5	4.1	2.61%	617.1	4.3	2.78%
Other	4.7	—	2.55%	4.7	—	2.55%	4.7	—	2.55%

Total investments	7,538.8	118.5	6.29%	7,831.2	108.3	5.53%	7,636.5	122.0	6.39%
Loans:
Residential real estate	8,060.6	67.8	3.37%	7,446.1	53.5	2.87%	8,027.0	69.4	3.46%
Commercial and industrial	3,527.5	81.3	9.21%	4,816.3	94.3	7.83%	4,073.9	90.5	8.89%
Fund banking	3,418.8	67.8	7.94%	4,396.4	76.3	6.94%	4,076.5	80.9	7.94%
Securities-based loans	2,297.1	41.6	7.25%	2,638.0	42.5	6.44%	2,318.7	42.5	7.33%
Commercial real estate	658.3	11.9	7.20%	666.8	10.9	6.57%	659.3	12.3	7.49%
Construction and land	1,099.9	22.9	8.34%	612.6	11.5	7.49%	942.8	20.2	8.57%
Loans held for sale	489.3	9.0	7.36%	206.3	3.4	6.53%	254.0	4.7	7.40%
Other	191.7	3.8	7.92%	153.9	2.7	7.12%	186.9	3.7	7.90%

Total loans	19,743.2	306.1	6.20%	20,936.4	295.1	5.64%	20,539.1	324.2	6.31%
Other interest-bearing assets	755.0	8.8	4.63%	797.3	6.9	3.45%	812.3	10.6	5.26%

Total interest-bearing assets/ interest income	33,708.8	506.8	6.01%	33,263.3	451.6	5.43%	33,657.0	516.2	6.13%
Interest-bearing liabilities:
Senior notes	1,115.7	12.5	4.48%	1,114.6	12.5	4.49%	1,115.5	12.5	4.48%
Deposits	27,607.8	230.1	3.33%	27,138.0	137.3	2.02%	27,457.7	218.0	3.18%
Other interest-bearing liabilities	1,385.8	12.1	3.49%	1,170.5	5.2	1.78%	1,384.6	13.2	3.81%

Total interest-bearing liabilities/ interest expense	$30,109.3	254.7	3.38%	$29,423.1	155.0	2.11%	$29,957.8	243.7	3.25%

Net interest income/margin		$252.1	2.99%		$296.6	3.57%		$272.5	3.24%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 14 of 18

Stifel Bancorp Net Interest Income

	Three Months Ended
	March 31, 2024			March 31, 2023			December 31, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,845.9	$39.6	5.56%	$916.1	$11.2	4.91%	$1,841.8	$26.4	5.73%
Investments	7,538.8	118.5	6.29%	7,831.2	108.3	5.53%	7,636.5	122.0	6.39%
Loans	19,743.2	306.1	6.20%	20,936.4	295.1	5.64%	20,539.1	324.2	6.31%
Other interest-bearing assets	62.7	0.8	4.71%	57.4	0.6	3.86%	64.7	0.7	4.55%

Total interest-bearing assets/ interest income	$30,190.6	$465.0	6.16%	$29,741.1	$415.2	5.58%	$30,082.1	$473.3	6.29%
Interest-bearing liabilities:
Deposits	$27,607.8	$230.1	3.33%	$27,138.0	$137.3	2.02%	$27,457.7	$218.0	3.18%
Other interest-bearing liabilities	55.1	1.0	7.61%	6.4	0.1	6.62%	73.2	1.4	7.70%

Total interest-bearing liabilities/ interest expense	$27,662.9	231.1	3.34%	$27,144.4	137.4	2.02%	$27,530.9	219.4	3.19%

Net interest income/margin		$233.9	3.10%		$277.8	3.74%		$253.9	3.38%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 15 of 18

GAAP to Core Reconciliation

	Three Months Ended
(Unaudited, 000s)	3/31/2024	3/31/2023	Change	12/31/2023	Change
GAAP net revenues	$1,163,038	$1,106,793		$1,146,379
Non-GAAP adjustments	—	(3)		40

Non-GAAP net revenues	1,163,038	1,106,790		1,146,419

GAAP compensation and benefits expense	679,695	651,190		674,437
Merger-related (17)	(5,533)	(9,253)		(9,203)

Non-GAAP compensation and benefits expense	674,162	641,937		665,234

GAAP non-compensation operating expenses	264,652	245,720		265,947
Merger-related (17)	(6,621)	(8,136)		(7,678)

Non-GAAP non-compensation operating expenses	258,031	237,584		258,269

Total merger-related adjustments	(12,154)	(17,386)		(16,921)

GAAP provision for income taxes	55,116	52,344		43,511
Merger-related and other (17)	3,063	4,337		3,498

Non-GAAP provision for income taxes	58,179	56,681		47,009

Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—
Non-compensation operating expenses	22.2%	21.5%	70	22.6%	(40)
Income before income taxes	19.8%	20.5%	(70)	19.4%	40
Effective tax rate	25.2%	24.9%	30	21.1%	410

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 16 of 18

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $73.9 million, $62.3 million, and $71.1 million, as of March 31, 2024 and 2023, and December 31, 2023, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, April 24, 2024.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 114, 102, and 108 as of March 31, 2024 and 2023, and December 31, 2023, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)

Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks. Prior to Q4 2023, ROA for Individual Program Banks was calculated on average quarterly balances. Prior periods have not been restated to reflect the change as the differences are immaterial.

(13)

During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The March 31, 2024 balance excludes $1.3 billion of commercial treasury deposits sitting at third-party banks.

(14)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(15)	Includes net interest, asset management, and other income.
(16)	Provision for credit losses for the three months ended March 31, 2024 includes a reserve of $0.3 million related to employee retention awards.
(17)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 17 of 18

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings release issued April 24, 2024.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2024 Earnings Release	Page 18 of 18